Exhibit 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Material Technologies, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Robert M. Bernstein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

            (1)        The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2)        Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2007	/s/ Robert M. Bernstein
By: Robert M. Bernstein
Its: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Material Technologies, Inc. and will be retained by Material Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.